Item 1.  Report to Shareholders

DECEMBER 31, 2004

T. ROWE PRICE

EQUITY INCOME PORTFOLIO

Annual Report


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The views and opinions in this report were current as of December 31, 2004. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the portfolio's future investment intent.
The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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

T. Rowe Price Equity Income Portfolio

Manager Commentary

Equities advanced sharply in the second half of 2004 as investor confidence improved and corporate earnings, dividend, and cash flow growth remained strong. The market environment can be divided into two distinct periods. The first was sluggish, weighed down by investors concerned that the Fed planned to raise interest rates, troubling news from Iraq, the price of oil reaching $55 per barrel, and uncertainty over the election. The second, and more profitable, period occurred in the final months of the year following a peak in oil prices and a decisive conclusion to the election, which triggered an impressive rally. As a result of this late-year surge, the Standard & Poor's 500 Stock Index returned 10.88% in 2004, the bulk of it achieved in the fourth quarter.

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 12/31/04                            6 Months            12 Months
--------------------------------------------------------------------------------

Equity Income Portfolio                               9.99%               14.92%

Equity Income Portfolio-II                            9.85                14.62

S&P 500 Stock Index                                   7.19                10.88

Lipper Variable Annuity
Underlying Equity Income
Funds Average                                         9.66                13.64

As shown in the Performance Comparison table, your fund returned 9.99% over the six-month period and 14.92% for the 12 months ended December 31, 2004. (Portfolio-II share returns were slightly lower reflecting its higher expense ratio.) These results comfortably outpaced those of both the Lipper Variable Annuity Underlying Equity Income Funds Average and the S&P 500 for both periods. Reflecting on the past year, we believe the best word to describe the fund's performance is solid, as value stocks handily outperformed growth stocks across all market capitalizations.

Dividend Distribution

On December 15, your Board of Trustees declared a fourth-quarter income dividend of $0.13 per share ($0.11 for Portfolio-II shares) for shareholders of record on the same date. In addition, capital gain distributions in the final quarter amounted to $0.39 per share, $0.28 of which was long term (the same for both classes of shares).

Portfolio Review

Sector Diversification
--------------------------------------------------------------------------------

                                                   6/30/04             12/31/04
--------------------------------------------------------------------------------

Consumer Discretionary                                17.4%                17.2%

Consumer Staples                                       5.9                  7.6

Energy                                                10.4                  8.7

Financials                                            18.4                 18.5

Health Care                                            9.5                  9.3

Industrials and Business Services                     13.8                 12.0

Information Technology                                 4.6                  5.2

Materials                                              6.2                  6.3

Telecommunication Services                             5.3                  5.8

Utilities                                              4.0                  4.6

Other and Reserves                                     4.5                  4.8
--------------------------------------------------------------------------------

Total                                                100.0%               100.0%

Historical weightings reflect current industry/sector classifications.

Both positive and negative developments affected fund performance in 2004. Among the positives, the portfolio benefited from the healthy returns of energy-related stocks. Virtually all of our investments in the sector were particularly strong while other energy holdings, including Amerada Hess and ExxonMobil, were also beneficial to results. In addition, various industrial holdings such as GE, Cooper Industries, Rockwell Automation, and Raytheon contributed positively. Lodging and leisure sector stocks McDonald's, Hilton, and Starwood Hotels & Resorts Worldwide--all of them very much out of favor several years ago-- performed well over the course of the year. (Please refer to our portfolio of investments for a complete listing of fund holdings and the amount each represents of the portfolio.)

There was also a wide range of performance within certain sectors. The railroad industry is a good example, as Norfolk Southern advanced strongly while Union Pacific was less rewarding. The situation was similar in the metals sector where Nucor was a very profitable investment and Alcoa struggled. We hope for better performance in 2005 from investments that lagged last year and remain upbeat about their prospects.

Our biggest disappointments in 2004 were the pharmaceutical and newspaper industries, as well as company-specific situations (Marsh & McLennan, for example). While several pharmaceutical holdings, including Johnson & Johnson and Schering-Plough, ran counter to the negative trend, the difficulties of others such as

Merck and Bristol-Myers Squibb were well documented by the media. However, we maintain an optimistic outlook for these stocks. Several newspaper stocks also disappointed us in 2004. Dow Jones and New York Times declined throughout the year, but we still have confidence in management's ability to improve performance. We also hope to see better things from Hewlett-Packard; the technology sector struggled through most of 2004 but staged a late-year rally that we hope will carry over this year. Many tech companies are beginning to behave in a more shareholder-friendly manner, and we were impressed by recent dividend and stock buyback declarations from some industry leaders.

Regarding significant purchases and sales, the Major Portfolio Changes table following this letter highlights our most significant trading activity over the last six months and year. Among our major new and incremental investments, I would highlight Coca-Cola as a typical purchase and contrast it with our largest sale, TXU. The challenges facing Coca-Cola have been well documented in the business and popular media, and, despite its illustrious history, the company's share price fell sharply to the vicinity of $40 in the second half of 2004. The price decline, in our view, created an interesting opportunity to invest in one of the world's great consumer brands at a reasonable valuation level. While a great deal of controversy still surrounds the company, controversy often creates a valuation opportunity. Coca-Cola is a company underpinned by financial quality, global name recognition, significant free cash flow, a fairly attractive dividend yield, and a board and management committed to improving performance. We feel this is an investment that provides a combination of relatively limited downside risk and good upside potential.

The case of TXU is quite the opposite. Over the last two years, TXU's share price rose dramatically as the company continued to restructure its portfolio of businesses. It evolved from a balance-sheet-challenged acquisitive company to a lean and focused electricity provider. Today, investors have an almost uniformly positive view of the company's prospects, which has resulted in the share price increasing to a point where there is little room for disappointment.

Our other significant purchases and sales could be described in similar terms. Most of the companies in which we reduced or eliminated positions had ascended to a valuation level that was far less compelling than at the time of our original investment. Conversely, many significant purchases in the second half were in companies that experienced issues or controversies, resulting in valuation opportunities for us.

Two of our most controversial stocks were Merck and insurance broker Marsh & McLennan. In the latter instance, it is somewhat easier to see the light at the end of the tunnel. Our sense is that the company's new management has moved aggressively to address the issues raised by New York Attorney General Eliot Spitzer. We believe the firm enjoys a strong market position, its other businesses are recovering, and a reasonable settlement with authorities should remove a great cloud of uncertainty from the company. Merck, on the other hand, was our biggest disappointment in 2004. If we had known beforehand about the company's problems with its arthritis and acute pain medication Vioxx, we never would have invested in the stock. Merck has been struggling with other issues as well that have hurt the company's performance and management's credibility. We have increased our investment in the company but acknowledge it will take longer to turn this situation around than we originally thought.

Financial Profile
--------------------------------------------------------------------------------

                                             Equity Income              S&P 500
As of 12/31/04                                   Portfolio          Stock Index
--------------------------------------------------------------------------------

Average Company Yield                                 2.2%                 1.7%

Price/Book Ratio                                      3.1X                 3.5X

Price/Earnings Ratio
(2005 estimated EPS)                                 16.6X                17.8X

Historical Beta*
(based on monthly
returns for 5 years)                                 0.73                 1.00

* Source data: IBES. Forecasts are in no way indicative of investment returns.

Outlook

At the beginning of each year, I organize my thoughts in an effort to come up with some unique angle or point of view on the possible pattern of investment returns over the next 12 months. This is the 20th time I have had the opportunity to report our results for the year past and offer an opinion on the outlook for equities.

As 2005 gets under way, I see opportunity and uncertainty looming in the months ahead. Stock valuations are only average. The Federal Reserve appears likely to continue raising short-term interest rates. Investors are legitimately concerned about the direction of oil prices, the weak dollar, and the lack of good news emanating from Iraq. However, the backdrop for good stock market performance seems reasonable, but not great. Earnings and dividend growth should continue at healthy rates, albeit slower than last year. Investor confidence continues to improve. Individual, institutional, and corporate investors have substantial liquid assets that can be reallocated to equities. Finally, value stocks should benefit from favorable tax treatments for dividends and capital gains.

As always, our focus is to identify sound investments on your behalf. We appreciate your continued confidence and support and extend our best wishes to you for the new year.

Respectfully submitted,

Brian C. Rogers
President of the portfolio and chairman of its Investment Advisory Committee

January 21, 2005

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the portfolio's investment program.

Risks of Investing in the Portfolio
--------------------------------------------------------------------------------

Value investors seek to invest in companies whose stock prices are low in relation to their real worth or future prospects. By identifying companies whose stocks are currently out of favor or misunderstood, value investors hope to realize significant appreciation as other investors recognize the stock's intrinsic value and the price rises accordingly. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

Glossary
--------------------------------------------------------------------------------

Lipper index: An index of mutual fund performance returns for specified periods in defined categories as tracked by Lipper Inc.

S&P 500 Stock Index: A market cap-weighted index of 500 widely held stocks often used as a proxy for the overall stock market. Performance is reported on a total-return basis.

Price/earnings ratio: Calculated by dividing a stock's market value per share by the company's earnings per share for the past 12 months or by expected earnings for the coming year.

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T. Rowe Price Equity Income Portfolio

Portfolio Highlights

Twenty-Five Largest Holdings
--------------------------------------------------------------------------------

                                                                     Percent of
                                                                     Net Assets
                                                                       12/31/04
--------------------------------------------------------------------------------

GE                                                                          2.0%

J.P. Morgan Chase                                                           1.9

ExxonMobil                                                                  1.8

ChevronTexaco                                                               1.7

Marsh & McLennan                                                            1.6

Viacom                                                                      1.6

Merck                                                                       1.6

Honeywell International                                                     1.4

Royal Dutch Petroleum                                                       1.4

Bank of America                                                             1.4

Comcast                                                                     1.4

Coca-Cola                                                                   1.4

New York Times                                                              1.4

Johnson & Johnson                                                           1.3

Union Pacific                                                               1.3

Bristol-Myers Squibb                                                        1.3

Time Warner                                                                 1.3

International Paper                                                         1.2

Colgate-Palmolive                                                           1.2

Sprint                                                                      1.2

Wyeth                                                                       1.2

Verizon Communications                                                      1.2

Morgan Stanley                                                              1.1

Disney                                                                      1.1

Dow Jones                                                                   1.1
--------------------------------------------------------------------------------

Total                                                                      35.1%
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Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund.

T. Rowe Price Equity Income Portfolio

Portfolio Highlights

Major Portfolio Changes
--------------------------------------------------------------------------------

Six Months Ended 12/31/04

Listed in descending order of size

LARGEST PURCHASES
--------------------------------------------------------------------------------

Coca-Cola*

Marsh & McLennan

Colgate-Palmolive

Merck

Viacom

Cardinal Health*

Charles Schwab

Cendant*

XCEL Energy*

Whirlpool*
--------------------------------------------------------------------------------

LARGEST SALES
--------------------------------------------------------------------------------

TXU

CIGNA

Amerada Hess

Nucor

Toys "R" Us**

W. W. Grainger**

Dun & Bradstreet

Starwood Hotels & Resorts Worldwide

Ford Motor**

Cooper Industries
--------------------------------------------------------------------------------

12 Months Ended 12/31/04

Listed in descending order of size

LARGEST PURCHASES
--------------------------------------------------------------------------------

Coca-Cola*

Viacom

Colgate-Palmolive*

Marsh & McLennan

Mattel*

Charles Schwab*

SunTrust*

Merck

New York Times

Morgan Stanley
--------------------------------------------------------------------------------

LARGEST SALES
--------------------------------------------------------------------------------

TXU

Bank of America

Amerada Hess

Gillette**

CIGNA

Nucor

Toys "R" Us**

American International Group**

Starwood Hotels & Resorts Worldwide

Boeing**
--------------------------------------------------------------------------------

*     Position added

**    Position eliminated

Note: Table may not include holdings that were both purchased and sold within the specified time period.

T. Rowe Price Equity Income Portfolio

Growth of $10,000
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

[Graphic Omitted]

Equity Income Portfolio
--------------------------------------------------------------------------------

                                                                           As of
                                                                        12/31/04
                                                                        --------

Equity Income Portfolio                                    $             33,754

S&P 500 Stock Index                                        $             31,258

Lipper Variable Annuity Underlying
Equity Income Funds Average                                $             30,712

                                                                         Lipper
                                                               Variable Annuity
                                                                     Underlying
                        Equity Income              S&P 500        Equity Income
                            Portfolio          Stock Index        Funds Average

12/94                  $       10,000      $        10,000      $        10,000

12/95                          13,476               13,758               13,336

12/96                          16,112               16,917               15,893

12/97                          20,761               22,561               20,484

12/98                          22,644               29,008               22,844

12/99                          23,486               35,112               23,667

12/00                          26,550               31,915               26,168

12/01                          26,939               28,122               25,291

12/02                          23,404               21,907               21,228

12/03                          29,372               28,190               26,995

12/04                          33,754               31,258               30,712

Note: Performance for II class shares will vary due to the differing fee structure. See return table at right.

Average Annual Compound Total Return
--------------------------------------------------------------------------------

                                                                          Since
Periods Ended                                                         Inception
12/31/04                 1 Year         5 Years        10 Years         3/31/94
--------------------------------------------------------------------------------

Equity Income
Portfolio                 14.92%           7.52%          12.94%              -

S&P 500 Stock Index       10.88           -2.30           12.07               -

Lipper Variable
Annuity Underlying
Equity Income
Funds Average             13.64            4.91           11.82               -
--------------------------------------------------------------------------------

                                                                          Since
                                                                      Inception
                         1 Year         5 Years        10 Years         4/30/02
--------------------------------------------------------------------------------

Equity Income
Portfolio-II              14.62%              -               -            7.81%

S&P 500 Stock Index       10.88               -               -            6.39

Lipper Variable
Annuity Underlying
Equity Income
Funds Average             13.64               -               -            7.65

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price representative at 1-800-469-5304.

This table shows how the portfolios would have performed each year if their actual (or cumulative) returns for the periods shown had been earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on portfolio distributions or the redemption of portfolio shares. Total returns do not include charges imposed by your insurance company's separate account. If these were included, performance would have been lower.

T. Rowe Price Equity Income Portfolio

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Shares of the fund are currently offered only through certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies. Please note that the fund has two classes of shares: the original share class and II class. II class shares are sold through financial intermediaries, which it compensates for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan.

Actual Expenses
The first line of the following table ("Actual") provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table ("Hypothetical") is based on hypothetical account values and expenses derived from the fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund's actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. Rowe Price Equity Income Portfolio
--------------------------------------------------------------------------------

                                                                       Expenses
                                  Beginning             Ending      Paid During
                                    Account            Account           Period*
                                      Value              Value        7/1/04 to
                                     7/1/04           12/31/04         12/31/04
--------------------------------------------------------------------------------

Equity Income Class (original)

Actual                    $        1,000.00    $      1,099.90      $      4.49

Hypothetical
(assumes 5% return
before expenses)          $        1,000.00    $      1,020.86      $      4.32

Equity Income-II Class

Actual                    $        1,000.00    $      1,098.50      $      5.80

Hypothetical
(assumes 5% return
before expenses)          $        1,000.00    $      1,019.61      $      5.58

* Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184) divided by the days in the year (366) to reflect the half year period. The annualized expense ratio of the Equity Income Class (original) was 0.85%; the II Class was 1.10%.

Financial Highlights

T. Rowe Price Equity Income Portfolio

                                  For a share outstanding throughout each period
                      ----------------------------------------------------------

Equity Income Class

                          Year
                         Ended
                      12/31/04    12/31/03    12/31/02    12/31/01    12/31/00

NET ASSET VALUE

Beginning of period  $   20.19   $   16.36   $   19.17   $   19.55   $   18.73

Investment
activities
  Net investment
  income (loss)           0.32        0.30        0.29        0.28        0.37

  Net realized and
  unrealized
  gain (loss)             2.65        3.83       (2.79)      (0.02)       1.95

  Total from
  investment
  activities              2.97        4.13       (2.50)       0.26        2.32

Distributions
  Net investment
  income                 (0.33)      (0.30)      (0.29)      (0.28)      (0.37)

  Net realized gain      (0.49)       --         (0.02)      (0.36)      (1.13)

  Total distributions    (0.82)      (0.30)      (0.31)      (0.64)      (1.50)

NET ASSET VALUE

End of period        $   22.34   $   20.19   $   16.36   $   19.17   $   19.55
                     ---------   ---------   ---------   ---------   ---------

Ratios/Supplemental
Data

Total return^            14.92%      25.50%     (13.12%)      1.46%      13.05%

Ratio of total
expenses to average
net assets                0.85%       0.85%       0.85%       0.85%       0.85%

Ratio of net
investment income
(loss) to average
net assets                1.57%       1.73%       1.66%       1.50%       1.98%

Portfolio
turnover rate             17.1%       12.7%       17.1%       17.2%       38.7%

Net assets,
end of period
(in thousands)       $1,316,471  $1,051,180  $ 753,065   $ 775,573   $ 645,106

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

T. Rowe Price Equity Income Portfolio

                                  For a share outstanding throughout each period
                          ------------------------------------------------------

Equity Income-II Class

                                    Year                                4/30/02
                                   Ended                                Through
                                12/31/04          12/31/03             12/31/02

NET ASSET VALUE

Beginning of period        $        20.17   $        16.35      $        19.43

Investment activities
  Net investment income              0.27             0.24                0.21

  Net realized and
  unrealized gain (loss)             2.64             3.84               (3.08)

Total from investment
activities                           2.91             4.08               (2.87)

Distributions
  Net investment income             (0.28)           (0.26)              (0.21)

  Net realized gain                 (0.49)               -                   -

Total distributions                 (0.77)           (0.26)              (0.21)

NET ASSET VALUE

End of period              $        22.31   $        20.17      $        16.35
                           --------------   --------------      --------------

Ratios/
Supplemental Data

Total return^                       14.62%           25.17%             (14.79%)

Ratio of total expenses
to average net assets                1.10%            1.10%               1.10%+

Ratio of net investment
income (loss) to average
net assets                           1.40%            1.54%               2.15%+

Portfolio turnover rate              17.1%            12.7%               17.1%

Net assets, end of
period (in thousands)      $      176,049   $       56,676      $          672

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

+    Annualized

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments (1)

T. Rowe Price Equity Income Portfolio

December 31, 2004

                                               Shares/$ Par               Value
--------------------------------------------------------------------------------
(Cost and value in $ 000s)

COMMON STOCKS  94.4%

CONSUMER DISCRETIONARY 17.0%

Distributors 0.8%

Genuine Parts                                      282,350               12,440

                                                                         12,440

Hotels, Restaurants & Leisure 1.9%

Hilton                                             419,200                9,533

McDonald's                                         326,100               10,455

Starwood Hotels & Resorts
  Worldwide, Class B                               145,505                8,497

                                                                         28,485

Household Durables 2.8%

Fortune Brands                                     144,000               11,114

Newell Rubbermaid                                  621,500               15,034

Sony (JPY)                                         182,000                7,015

Whirlpool                                          120,600                8,347

                                                                         41,510

Leisure Equipment & Products 2.0%

Eastman Kodak                                      418,400               13,494

Mattel                                             805,500               15,699

                                                                         29,193

Media 8.3%

Comcast, Class A *                                 610,963               20,333

Disney                                             580,600               16,141

Dow Jones                                          371,000               15,975

Knight-Ridder                                      119,600                8,006

New York Times, Class A                            495,100               20,200

Time Warner *                                      964,800               18,756

Viacom, Class B                                    665,600               24,221

                                                                        123,632

Multiline Retail 0.5%

May Department Stores                              241,200                7,091

                                                                          7,091

Specialty Retail 0.7%

Home Depot                                         260,500               11,134

                                                                         11,134

Total Consumer Discretionary                                            253,485

CONSUMER STAPLES 7.6%

Beverages 1.4%

Coca-Cola                                          487,000               20,274

Coca-Cola Enterprises                               20,700                  431

                                                                         20,705

Food Products 2.6%

Campbell Soup                                      423,300               12,652

ConAgra                                            214,600                6,320

General Mills                                      252,100               12,532

Unilever GDS (EUR)                                 113,300                7,566

                                                                         39,070

Household Products 2.4%

Clorox                                             103,200                6,082

Colgate-Palmolive                                  351,700               17,993

Kimberly-Clark                                     180,100               11,852

                                                                         35,927

Tobacco 1.2%

Altria Group                                       121,400                7,418

UST                                                204,600                9,843

                                                                         17,261

Total Consumer Staples                                                  112,963

ENERGY 8.7%

Energy Equipment & Services 0.7%

Baker Hughes                                        79,800                3,405

Schlumberger                                       101,100                6,769

                                                                         10,174

Oil & Gas 8.0%

Amerada Hess                                       180,600               14,878

Anadarko Petroleum                                 158,200               10,253

BP ADR                                             243,596               14,226

ChevronTexaco                                      484,152               25,423

ExxonMobil                                         517,922               26,548

Royal Dutch Petroleum ADS                          370,800               21,276

Unocal                                             179,600                7,766

                                                                        120,370

Total Energy                                                            130,544

FINANCIALS 18.3%

Capital Markets 3.6%

Charles Schwab                                   1,308,600               15,651

Janus Capital Group                                159,000                2,673

Mellon Financial                                   441,300               13,729

Morgan Stanley                                     293,200               16,278

Northern Trust                                     113,300                5,504

                                                                         53,835

Commercial Banks 4.3%

AmSouth                                             37,100                  961

Bank of America                                    443,740               20,851

Bank of Ireland (EUR)                              432,300                7,122

Mercantile Bankshares                              117,750                6,146

National City                                      172,300                6,470

SunTrust                                           184,300               13,616

Wells Fargo                                        101,860                6,331

Wilmington Trust                                    76,200                2,755

                                                                         64,252

Consumer Finance 0.8%

American Express                                   202,500               11,415

                                                                         11,415

Diversified Financial Services 2.5%

Citigroup                                          183,364                8,835

J.P. Morgan Chase                                  721,841               28,159

                                                                         36,994

Insurance 5.9%

Chubb                                              132,400               10,181

Lincoln National                                   260,747               12,172

Marsh & McLennan                                   741,300               24,389

SAFECO                                             234,000               12,224

St. Paul Companies                                 342,646               12,702

UnumProvident                                      577,600               10,362

XL Capital                                          80,000                6,212

                                                                         88,242

Real Estate 0.5%

Simon Property Group, REIT                         121,636                7,866

                                                                          7,866

Thrifts & Mortgage Finance 0.7%

Fannie Mae                                         145,300               10,347

                                                                         10,347

Total Financials                                                        272,951

HEALTH CARE 9.3%

Biotechnology 0.7%

Chiron *                                            15,400                  513

MedImmune *                                        390,000               10,573

                                                                         11,086

Health Care Equipment & Supplies 0.8%

Baxter International                               339,500               11,727

                                                                         11,727

Health Care Providers & Services 0.9%

Cardinal Health                                    161,800                9,409

CIGNA                                               52,900                4,315

                                                                         13,724

Pharmaceuticals 6.9%

Abbott Laboratories                                250,700               11,695

Bristol Myers Squibb                               747,700               19,156

Johnson & Johnson                                  307,500               19,502

Merck                                              725,400               23,314

Schering-Plough                                    535,300               11,177

Wyeth                                              408,100               17,381

                                                                        102,225

Total Health Care                                                       138,762

INDUSTRIALS & BUSINESS SERVICES 12.0%

Aerospace & Defense 4.0%

Honeywell International                            601,700               21,306

Lockheed Martin                                    238,900               13,271

Raytheon                                           347,600               13,497

Rockwell Collins                                   322,600               12,724

                                                                         60,798

Commercial Services & Supplies 1.5%

Cendant                                            345,100                8,068

Dun & Bradstreet *                                  17,400                1,038

Waste Management                                   438,872               13,140

                                                                         22,246

Electrical Equipment 1.8%

Cooper Industries, Class A                         182,167               12,367

Emerson Electric                                    94,800                6,645

Rockwell Automation                                158,900                7,874

                                                                         26,886

Industrial Conglomerates 2.0%

GE                                                 812,500               29,656

                                                                         29,656

Machinery 0.7%

Pall                                               358,600               10,382

                                                                         10,382

Road & Rail 2.0%

Norfolk Southern                                   282,600               10,227

Union Pacific                                      289,500               19,469

                                                                         29,696

Total Industrials & Business Services                                   179,664

INFORMATION TECHNOLOGY 4.8%

Communications Equipment 1.6%

Lucent Technologies *                              863,800                3,248

Motorola                                           655,600               11,276

Nokia ADR                                          626,800                9,822

                                                                         24,346

Computers & Peripherals 0.9%

Hewlett-Packard                                    629,736               13,206

                                                                         13,206

Electronic Equipment & Instruments 0.0%

Agilent Technologies *                              17,600                  424

                                                                            424

Semiconductor & Semiconductor Equipment 1.3%

Freescale Semiconductor
  Class B *                                         41,288                  758

Intel                                              244,400                5,716

Texas Instruments                                  520,300               12,810

                                                                         19,284

Software 1.0%

Microsoft                                          522,500               13,956

                                                                         13,956

Total Information Technology                                             71,216

MATERIALS 6.3%

Chemicals 3.0%

Dow Chemical                                       288,400               14,279

DuPont                                             238,200               11,684

Great Lakes Chemical                               211,100                6,014

Hercules *                                         358,000                5,316

International Flavors &
  Fragrances                                       158,900                6,807

                                                                         44,100

Construction Materials 0.5%

Vulcan Materials                                   141,000                7,700

                                                                          7,700

Metals & Mining 1.0%

Alcoa                                              285,700                8,977

Nucor                                              112,200                5,873

                                                                         14,850

Paper & Forest Products 1.8%

International Paper                                436,753               18,344

MeadWestvaco                                       256,700                8,699

                                                                         27,043

Total Materials                                                          93,693

TELECOMMUNICATION SERVICES 5.8%

Diversified Telecommunication Services 5.8%

Alltel                                             219,900               12,921

AT&T                                               525,640               10,019

Qwest Communications *                           2,546,800               11,308

SBC Communications                                 496,868               12,804

Sprint                                             713,500               17,731

Telus (CAD)                                         64,800                1,951

Telus                                               95,000                2,745

Verizon Communications                             427,042               17,299

Total Telecommunication Services                                         86,778

UTILITIES 4.6%

Electric Utilities 1.9%

FirstEnergy                                        199,420                7,879

Progress Energy                                    117,100                5,297

Teco Energy                                        200,500                3,076

TXU                                                 81,100                5,236

XCEL Energy                                        406,200                7,393

                                                                         28,881

Gas Utilities 1.0%

NiSource                                           672,100               15,311

                                                                         15,311

Multi-Utilities & Unregulated Power 1.7%

Constellation Energy Group                         236,500               10,337

Duke Energy                                        578,000               14,641

                                                                         24,978

Total Utilities                                                          69,170

Total Common Stocks
(Cost  $1,173,762)                                                    1,409,226

CONVERTIBLE PREFERRED STOCKS 0.4%

CONSUMER DISCRETIONARY 0.2%

Automobiles 0.2%

Ford Motor Capital Trust II                         43,000                2,270

                                                                          2,270

FINANCIALS 0.2%

Insurance 0.2%

Unumprovident                                      114,700                3,480

                                                                          3,480

Total Convertible Preferred Stocks
(Cost $5,017)                                                             5,750

CONVERTIBLE BONDS 0.4%

INFORMATION TECHNOLOGY 0.4%

Communications Equipment 0.4%

Lucent Technologies
  8.00%, 8/1/31
  (Tender 8/2/07)                                5,035,000                5,643

Total Convertible Bonds (Cost $5,451)                                     5,643

SHORT-TERM INVESTMENTS 4.9%

Money Market Fund 4.9%

T. Rowe Price Reserve Investment
  Fund, 2.28% #+                                72,900,903               72,901

Total Short-Term Investments
(Cost  $72,901)                                                          72,901

Total Investments in Securities

100.1% of Net Assets (Cost $1,257,131)                          $     1,493,520
                                                                ----------------

(1)  Denominated in U.S. dollars unless otherwise noted

#    Seven-day yield

*    Non-income producing

+    Affiliated company - See Note 4

ADR  American Depository Receipts

ADS  American Depository Shares

CAD  Canadian dollar

EUR  Euro

GDS  Global Depository Shares

JPY  Japanese yen

REIT Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

T. Rowe Price Equity Income Portfolio

December 31, 2004
(In thousands except shares and per share amounts)

Assets

Investments in securities, at value
  Affiliated companies (cost $72,901)                      $             72,901

  Non-affiliated companies (cost $1,184,230)                          1,420,619

  Total investments in securities                                     1,493,520

Other assets                                                              4,476

Total assets                                                          1,497,996

Liabilities

Total liabilities                                                         5,476

NET ASSETS                                                 $          1,492,520
                                                           --------------------

Net Assets Consist of:

Undistributed net investment income (loss)                 $                (51)

Undistributed net realized gain (loss)                                   11,176

Net unrealized gain (loss)                                              236,391

Paid-in-capital applicable to 66,830,398 shares of
$0.0001 par value capital stock outstanding;
1,000,000,000 shares of the Corporation authorized                    1,245,004

NET ASSETS                                                 $          1,492,520
                                                           --------------------

NET ASSET VALUE PER SHARE

Equity Income Class
($1,316,471,052/58,938,359 shares outstanding)             $              22.34
                                                           --------------------

Equity Income-II Class
($176,049,040/7,892,039 shares outstanding)                $              22.31
                                                           --------------------

The accompanying notes are an integral part of these financial statements.

Statement of Operations

T. Rowe Price Equity Income Portfolio

($ 000s)

                                                                           Year
                                                                          Ended
                                                                       12/31/04

Investment Income (Loss)

Income
  Dividend                                                 $             29,523

  Interest                                                                  524

  Securities lending                                                         14

  Total income                                                           30,061

Expenses
  Investment management and administrative                               10,521

  Rule 12b-1 fees-Equity Income-II shares                                   267

  Total expenses                                                         10,788

Net investment income (loss)                                             19,273

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
  Securities                                                             37,187

  Foreign currency transactions                                             (31)

  Net realized gain (loss)                                               37,156

Change in net unrealized gain (loss)
  Securities                                                            126,336

  Other assets and liabilities
  denominated in foreign currencies                                           2

  Change in net unrealized gain (loss)                                  126,338

Net realized and unrealized gain (loss)                                 163,494

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                     $            182,767
                                                           --------------------

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

T. Rowe Price Equity Income Portfolio

($ 000s)

                                                      Year
                                                     Ended
                                                  12/31/04             12/31/03
Increase (Decrease) in Net Assets

Operations
  Net investment income (loss)             $        19,273      $        15,055

  Net realized gain (loss)                          37,156               15,755

  Change in net unrealized gain (loss)             126,338              181,366

  Increase (decrease) in net assets
  from operations                                  182,767              212,176

Distributions to shareholders
  Net investment income
    Equity Income Class                            (18,263)             (14,793)

    Equity Income-II Class                          (1,682)                (428)

  Net realized gain
    Equity Income Class                            (27,650)                   -

    Equity Income-II Class                          (3,286)                   -

  Decrease in net assets from distributions        (50,881)             (15,221)

Capital share transactions *

  Shares sold
    Equity Income Class                            222,198              187,127

    Equity Income-II Class                         116,651               52,936

  Distributions reinvested
    Equity Income Class                             45,913               14,793

    Equity Income-II Class                           4,968                  428

  Shares redeemed
    Equity Income Class                           (121,468)             (93,846)

    Equity Income-II Class                         (15,484)              (4,274)

Increase (decrease) in net assets from
capital share transactions                         252,778              157,164

Net Assets

Increase (decrease) during period                  384,664              354,119

Beginning of period                              1,107,856              753,737

End of period                              $     1,492,520      $     1,107,856
                                           ---------------      ---------------

(Including undistributed net investment income (loss) of $(51) at 12/31/04 and $0 at 12/31/03)

Statement of Changes in Net Assets

T. Rowe Price Equity Income Portfolio

                                                      Year
                                                     Ended
                                                  12/31/04             12/31/03

*Share information

  Shares sold
    Equity Income Class                             10,614               10,703

    Equity Income-II Class                           5,589                2,989

  Distributions reinvested
    Equity Income Class                              2,135                  827

    Equity Income-II Class                             229                   23

  Shares redeemed
    Equity Income Class                             (5,864)              (5,505)

    Equity Income-II Class                            (736)                (243)

  Increase (decrease) in shares outstanding         11,967                8,794

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Equity Income Portfolio

December 31, 2004

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Equity Series, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Equity Income Portfolio (the fund) is a diversified, open-end management investment company and is one portfolio established by the corporation. The fund seeks to provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies. Shares of the fund are currently offered only through certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies. The fund has two classes of shares: the Equity Income Portfolio original share class (Equity Income Class), offered since March 31, 1994, and Equity Income Portfolio-II (Equity Income-II Class), offered since April 30, 2002. Equity Income-II shares are sold through financial intermediaries, which it compensates for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation
The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are valued at amortized cost in local currency, which approximates fair value when combined with accrued interest.

Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund's Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund's share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the
T. Rowe Price Valuation Committee, established by the fund's Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U. S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day's opening prices in the same markets, and adjusted prices.

Currency Translation
Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting
Equity Income-II pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class's average daily net assets. Management and administrative fee expenses, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates
Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are included in realized gain on securities in the accompanying financial statements and totaled $23,000 for the year ended December 31, 2004.

Investment Transactions, Investment Income, and Distributions
Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class on a quarterly basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis. During the year ended December 31, 2004, the fund received a one-time special dividend on a security held in its portfolio (Microsoft Corp.). The dividend, which totaled $1,522,000, represents 5.2% of dividend income reflected in the accompanying financial statements and is not expected to recur.

Other
In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Restricted Securities
The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Securities Lending
The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account managed by the fund's lending agent in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At December 31, 2004, there were no securities on loan.

Other
Purchases and sales of portfolio securities, other than short-term securities, aggregated $399,541,000 and $203,068,000, respectively, for the year ended December 31, 2004.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended December 31, 2004 were characterized as follows for tax purposes:

--------------------------------------------------------------------------------
Ordinary income                                            $         27,056,000

Long-term capital gain                                               23,825,000

Total distributions                                        $         50,881,000
                                                           --------------------

At December 31, 2004, the tax-basis components of net assets were as follows:

--------------------------------------------------------------------------------
Unrealized appreciation                                    $        283,137,000

Unrealized depreciation                                             (46,810,000)

Net unrealized appreciation (depreciation)                          236,327,000

Undistributed ordinary income                                         1,798,000

Undistributed long-term capital gains                                 9,391,000

Paid-in capital                                                   1,245,004,000

Net assets                                                 $      1,492,520,000
                                                           --------------------

For the year ended December 31, 2004, the fund recorded the following permanent reclassifications to reflect tax character. Results of operations and net assets were not affected by these reclassifications.

--------------------------------------------------------------------------------
Undistributed net investment income                        $            621,000

Undistributed net realized gain                                        (621,000)

At December 31, 2004, the cost of investments for federal income tax purposes was $1,257,195,000.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee equal to 0.85% of the fund's average daily net assets. The fee is computed daily and paid monthly. The agreement provides that investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, directors' fees and expenses, and extraordinary expenses are paid directly by the fund. At December 31, 2004, $1,103,000 was payable under the agreement.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The Reserve Funds pay no investment management fees. During the year ended December 31, 2004, dividend income from the Reserve Funds totaled $789,000, and the value of shares of the Reserve Funds held at December 31, 2004 and December 31, 2003 was $72,901,000 and $42,753,000, respectively.

T. Rowe Price Equity Income Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price Equity Series, Inc. and Shareholders of T. Rowe Price Equity Income Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Equity Income Portfolio (one of the portfolios comprising T. Rowe Price Equity Series, Inc., hereafter referred to as the "Fund") at December 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 11, 2005

T. Rowe Price Equity Income Portfolio

Tax Information (Unaudited) for the Tax Year Ended 12/31/04
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included:

o $7,732,000 from short-term capital gains,

o $23,825,000 from long-term capital gains, subject to the 15% rate gains category.

For taxable non-corporate shareholders, $28,485,000 of the fund's income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $26,402,000 of the fund's income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records
--------------------------------------------------------------------------------

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund's Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC's Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words "Company Info" at the top of our homepage for individual investors. Then, in the window that appears, click on the "Proxy Voting Policy" navigation button in the top left corner.

Each fund's most recent annual proxy voting record is available on our Web site and through the SEC's Web site. To access it through our Web site, follow the directions above, then click on the words "Proxy Voting Record" at the bottom of the Proxy Voting Policy page.

How to Obtain Quarterly Portfolio Holdings
--------------------------------------------------------------------------------

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available electronically on the SEC's Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC's Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

T. Rowe Price Equity Income Portfolio

About the Portfolio's Directors and Officers
--------------------------------------------------------------------------------

Your portfolio is governed by a Board of Directors that meets regularly to review investments, performance, compliance matters, advisory fees, expenses, and other business affairs, and is responsible for protecting the interests of shareholders. The majority of the portfolio's directors are independent of
T. Rowe Price Associates, Inc. (T. Rowe Price); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the portfolio's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202. The Statement of Additional Information includes additional information about the portfolio directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)
Year Elected*
Principal Occupation(s) During Past 5 Years and Directorships of Other Public Companies

Anthony W. Deering
(1945)
2001
Director, Chairman of the Board, President, and Chief Executive Officer, The Rouse Company, real estate developers; Director, Mercantile Bank (4/03 to present)

Donald W. Dick, Jr.
(1943)
1994
Principal, EuroCapital Advisors, LLC, an acquisition and management advisory firm

David K. Fagin
(1938)
1994
Director, Golden Star Resources Ltd., Canyon Resources Corp. (5/00 to present), and Pacific Rim Mining Corp. (2/02 to present); Chairman and President, Nye Corp.

Karen N. Horn
(1943)
2003
Managing Director and President, Global Private Client Services, Marsh Inc. (1999-2003); Managing Director and Head of International Private Banking, Bankers Trust (1996-1999); Director, Eli Lilly and Company and Georgia Pacific (5/04 to present)

F. Pierce Linaweaver
(1934)
2001
President, F. Pierce Linaweaver & Associates, Inc., consulting environmental and civil engineers

John G. Schreiber
(1946)
2001
Owner/President, Centaur Capital Partners, Inc., a real estate investment company; Partner, Blackstone Real Estate Advisors, L.P.; Director, AMLI Residential Properties Trust and The Rouse Company, real estate developers

* Each independent director oversees 112 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

T. Rowe Price Equity Income Portfolio

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price
Portfolios Overseen]
Principal Occupation(s) During Past 5 Years and Directorships of Other Public Companies

John H. Laporte, CFA
(1945)
1994
[15]
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

James S. Riepe
(1943)
1994
[112]
Director and Vice President, T. Rowe Price; Vice Chairman of the Board, Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the Board and Director, T. Rowe Price Global Asset Management Limited, T. Rowe Price Global Investment Services Limited, T. Rowe Price Investment Services, Inc.,
T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, Director, President, and Trust Officer, T. Rowe Price Trust Company; Director, T. Rowe Price International, Inc.; Chairman of the Board, Equity Series

** Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served
Principal Occupation(s)

E. Frederick Bair, CFA, CPA (1969)
Vice President, Equity Series
Vice President, T. Rowe Price and T. Rowe Price Trust Company

Brian W.H. Berghuis, CFA (1958)
Executive Vice President, Equity Series
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Stephen W. Boesel (1944)
Vice President, Equity Series
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Stephen V. Booth, CPA (1961)
Vice President, Equity Series
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Joseph A. Carrier (1960)
Treasurer, Equity Series
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Investment Services, Inc., and T. Rowe Price Trust Company

Anna M. Dopkin, CFA (1967)
Vice President, Equity Series
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Roger L. Fiery III, CPA (1959)
Vice President, Equity Series
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, Inc., and T. Rowe Price Trust Company

Robert N. Gensler (1957)
Vice President, Equity Series
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

John R. Gilner (1961)
Chief Compliance Officer, Equity Series
Chief Compliance Officer and Vice President, T. Rowe Price; Vice President,
T. Rowe Price Investment Services, Inc., and T. Rowe Price Group, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Gregory S. Golczewski (1966)
Vice President, Equity Series
Vice President, T. Rowe Price and T. Rowe Price Trust Company

Henry H. Hopkins (1942)
Vice President, Equity Series
Director and Vice President, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, Inc., and T. Rowe Price Retirement Plan Services, Inc.

Kris H. Jenner, M.D., D. Phil. (1962)
Executive Vice President, Equity Series
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

John D. Linehan, CFA (1965)
Vice President, Equity Series
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International, Inc.

Patricia B. Lippert (1953)
Secretary, Equity Series
Assistant Vice President, T. Rowe Price and T. Rowe Price Investment Services, Inc.

Joseph M. Milano, CFA (1972)
Vice President, Equity Series
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Larry J. Puglia, CFA, CPA (1960)
Executive Vice President, Equity Series
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Brian C. Rogers, CFA, CIC (1955)
President, Equity Series
Chief Investment Officer, Director, and Vice President, T. Rowe Price and
T. Rowe Price Group, Inc.; Director and Vice President, T. Rowe Price Trust Company

Charles M. Shriver, CFA (1967)
Assistant Vice President, Equity Series
Vice President, T. Rowe Price

Robert W. Smith (1961)
Vice President, Equity Series
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International, Inc.

Michael F. Sola, CFA (1969)
Vice President, Equity Series
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

William J. Stromberg, CFA (1960)
Vice President, Equity Series
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

John F. Wakeman (1962)
Vice President, Equity Series
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Julie L. Waples (1970)
Vice President, Equity Series
Vice President, T. Rowe Price

Richard T. Whitney, CFA (1958)
Executive Vice President, Equity Series
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, Inc., and T. Rowe Price Trust Company

R. Candler Young (1971)
Vice President, Equity Series
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

This report is authorized for distribution only to those who have received a copy of the portfolio's prospectus.

100 East Pratt Street
Baltimore, MD  21202

T. Rowe Price Investment Services, Inc., Distributor.

42432
TRP654  (2/05)
F300-050  12/31/04

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Directors/Trustees has determined that Mr. David K. Fagin qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Fagin is considered independent for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a) - (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountant were as follows:
                                               2004                  2003
     Audit Fees                             $11,007               $13,132
     Audit-Related Fees                       1,529                   712
     Tax Fees                                 2,985                 3,410
     All Other Fees                               -                   124

Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant's financial statements, specifically the issuance of a report on internal controls. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant's pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant's Board of Directors/Trustees.

(e)(1) The registrant's audit committee has adopted a policy whereby audit and non-audit services performed by the registrant's principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $903,000 and $821,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant's principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant's audit committee. Accordingly, these services were considered by the registrant's audit committee in maintaining the principal accountant's independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant's principal executive officer and principal financial officer are aware of no change in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) The registrant's code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Equity Series, Inc.


By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     February 18, 2005


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     February 18, 2005



By       /s/ Joseph A. Carrier
         -----------------------------------
         Joseph A. Carrier
         Principal Financial Officer

Date     February 18, 2005